MASSMUTUAL PREMIER FUNDS

Supplement dated August 19, 2008 to the

Prospectus dated March 3, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The information for Christopher W. Marx and John D. Phillips, Jr. found under About the Investment Adviser and Sub-Advisers relating to the Core Value Equity Fund has been removed.

The following information replaces similar information for Baring International Investment Limited found under About the Investment Adviser and Sub-Advisers relating to the International Bond Fund:

Harjeet Heer

is a portfolio manager of the International Bond Fund.  Mr. Heer is the Head of the Global Aggregate Product and is responsible for managing and researching Government and Corporate bonds, as well as currencies. He joined Baring Asset Management as a Director in 2008. Previously, Mr. Heer worked for Credit Suisse Asset Management (“CSAM”) for twenty-two years. At CSAM, Mr. Heer managed Global Bond portfolios, was a member of the Global Interest Rate Group and Global Currency Committee and held the role of COO for Fixed Income in London.

Dagmar Dvorak, CFA

is a portfolio manager of the International Bond Fund.  Ms. Dvorak is a member of the Global Government High Alpha and Global Aggregate Portfolio Construction Groups and is responsible for the management of global bond and currency mandates and has research responsibilities for Scandinavian markets. She joined Baring Asset Management in 2007. Previously, Ms. Dvorak worked for Barclays where she was responsible for constructing fixed income model portfolios, and Deutsche Bank where she was responsible for the management of global bond portfolios. She started her career in Austria within the institutional investment management at Raiffeisen.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-08-03

MASSMUTUAL PREMIER FUNDS

Supplement dated August 19, 2008 to the

Statement of Additional Information dated March 3, 2008

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any existing supplements. It should be retained and read in conjunction with the SAI and any existing supplements.

The information for Christopher Marx and John Phillips on page 154 in the section titled Appendix C—Additional Portfolio Manager Information relating to the Core Value Equity Fund has been removed.

The following information replaces similar information for Baring International Investment Limited on page 160 in the section titled Appendix C—Additional Portfolio Manager Information relating to the International Bond Fund:

Other Accounts Managed: Harjeet Heer and Dagmar Dvorak (the “Portfolio Managers”), who manage the assets of the MassMutual Premier International Bond Fund (the “Fund”), did not manage any other accounts at June 30, 2008 as identified below.

Portfolio Manager	Account Category	Number of Accounts*	Approximate Asset Size*
Harjeet Heer	Registered Investment Companies:	0	N/A
	Other Pooled Investment Vehicles:	0	N/A
	Other Accounts (Total):	0	N/A
	Other Accounts with Performance Based Fees:	0	N/A

Dagmar Dvorak	Registered Investment Companies:	0	N/A
	Other Pooled Investment Vehicles:	0	N/A
	Other Accounts (Total):	0	N/A
	Other Accounts with Performance Based Fees:	0	N/A

*	Data as of June 30, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000M-08-03